UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2021

ATHENEX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38112	43-1985966
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Main Street, Suite 600, Buffalo, New York	14203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 427-2950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 18, 2021, at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Athenex, Inc. (the “Company”), the stockholders of the Company approved an amendment (the “Plan Amendment”) to the Company’s Amended and Restated 2017 Omnibus Incentive Plan (the “Plan”) to, among other things, increase the number of shares of common stock reserved for issuance thereunder by 5,000,000 shares.

A detailed summary of the material features of the Plan Amendment is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 29, 2021 (the “Proxy Statement”). That summary is qualified in its entirety by reference to the text of the Plan Amendment and the Plan, which is filed as Appendix A to the Proxy Statement and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The proposals set forth below, each as further described in the Proxy Statement, were submitted to the Company’s stockholders at the Annual Meeting. The number of shares of common stock entitled to vote at the Annual Meeting was 93,493,200. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 59,765,193. The voting results for the proposals are as follows:

1.

The Company’s stockholders elected three Class I directors to serve for a term of three years expiring in 2024 and until their successors are elected and qualified or, if sooner, until their earlier death, resignation or removal. The number of shares that voted for the election of each director and withheld authority to vote for each director is summarized in the table below:

DIRECTOR NOMINEE	FOR	WITHHELD
Stephanie Davis	39,350,673	3,601,216
Benson Kwan Hung Tsang	39,235,486	3,716,403
Jinn Wu	39,250,858	3,701,031

There were 16,813,304 broker non-votes with respect to the election of each director. Broker non-votes represent shares held by broker nominees for beneficial owners that were not voted because the broker nominee did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares on a non-routine proposal.

2.

The Company’s stockholders approved, on an advisory basis, the compensation paid to our named executive officers, as disclosed in the Proxy Statement. The number of shares that voted for, against, and abstained from voting for this proposal as well as the number of broker non-votes is summarized in the table below:

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FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
41,352,321	1,304,444	295,124	16,813,304

3.

The Company’s stockholders voted to approve the Plan Amendment. The number of shares that voted for, against, and abstained from voting for this proposal as well as the number of broker non-votes is summarized in the table below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
41,276,360	1,551,028	124,500	16,813,304

4.

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The number of shares that voted for, against, and abstained from voting for this proposal is summarized in the table below:

FOR	AGAINST	ABSTAIN
59,272,919	272,139	220,134

There were no broker non-votes with respect to the ratification of the appointment of Deloitte & Touche LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENEX, INC.

Date: June 23, 2021	/s/ Randoll Sze
Name: Randoll Sze
Title: Chief Financial Officer

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